UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                   001-16133                  06-1245881
   (State or other            (Commission File             (IRS Employer
   jurisdiction of                 Number)               Identification No.)
   incorporation)


                 1100 Summer Street, Stamford, Connecticut 06905
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On March 22, 2005, Delcath Systems, Inc. (the "Company") entered into Incentive Stock Option Agreements and/or Nonqualified Stock Option Agreements with each of its directors and named executive officers providing for stock options to each of such individuals as summarized below. Each of these options has an exercise price of $2.02 per share, a term expiring on November 3, 2009 and becomes exercisable as to one-half of the shares covered thereby on November 3, 2005 and November 3, 2006.

             Nonqualified Stock Options
             Name of Optionee                      Number of Shares

             Mark Corigliano                             140,000
             Daniel Isdaner                              140,000
             M. S. Koly                                  131,600
             Victor Nevins                               140,000

             Incentive Stock Options
             Name of Optionee                      Number of Shares

             Paul M. Feinstein                             5,000
             Samuel Herschkowitz                          90,000
             M. S. Koly                                   68,400

     The forms of the Nonqualified Stock Option Agreement and of the Incentive Stock Option Agreement are filed as exhibits to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

         Exhibit                      Description

          10.1        Form of Nonqualified Stock Option Agreement

          10.2        Form of Incentive Stock Option Agreement


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DELCATH SYSTEMS, INC.



                                            By:       /s/ M. S. KOLY
                                                -------------------------
                                                M. S. Koly
                                                President and Chief Executive
                                                Officer




Date: March 23, 2005


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                                 ECHIBIT INDEX


         Exhibit                      Description

          10.1        Form of Nonqualified Stock Option Agreement

          10.2        Form of Incentive Stock Option Agreement